GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor and Class R6 Shares of the

Goldman Sachs U.S. Tax-Managed Equity Fund

(the “Fund”)

Supplement dated November 17, 2020 to the

Prospectus for the Class A, Class C, Institutional, Service, Investor and Class R6 Shares of the Fund (the “Prospectus”) dated April 29, 2020, as supplemented to date

Effective immediately, the Prospectus is revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs U.S. Tax-Managed Equity Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Class A		Class C		Institutional		Service		Investor		Class R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%		0.67%		0.67%		0.67%		0.67%		0.67%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		0.25%		None		None
Other Expenses	0.20%		0.45%		0.07%		0.32%		0.20%		0.06%
Service Fees	Non	e	0.25%		Non	e	Non	e	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	0.25%		Non	e	Non	e
All Other Expenses	0.20%		0.20%		0.07%		0.07%		0.20%		0.06%
Total Annual Fund Operating Expenses	1.12%		1.87%		0.74%		1.24%		0.87%		0.73%
Fee Waiver[2]	(0.04)%		(0.04)%		None		None		(0.04)%		None
Total Annual Fund Operating Expenses After Fee Waiver	1.08%		1.83%		0.74%		1.24%		0.83%		0.73%

[2]

Goldman Sachs & Co. (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund. This arrangement will remain in effect through at least April 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus for future reference.

TAXADVSTK 11-20